UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2004 (February 9, 2004)

Monarch Community Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

375 North Willowbrook Road, Coldwater, MI 49036
(Address of principal executive offices) (Zip Code)

(517) 278-4566
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number

99.1	Press Release, dated February 9, 2004 issued by Monarch Community Bancorp, Inc.

Item 12. Results of Operations and Financial Condition.

The following information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On February 9, 2004, Monarch Community Bancorp, Inc. issued a news release to report its financial results for the year ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.

Dated: February 10, 2004	/s/William C. Kurtz

William C. Kurtz
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated February 9, 2004 issued by Monarch Community Bancorp, Inc.